FACING RETIREMENT(SM)


                            PRUDENTIAL MEDLEY PROGRAM




                               [GRAPHIC OMITTED]








                         ANNUAL REPORT TO PARTICIPANTS


                               December 31, 2000
                         Prospectus Supplement Included











THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102-3777


PRUCO LIFE INSURANCE COMPANY
213 WASHINGTON STREET
NEWARK, NJ  07102-2992                                         [LOGO] PRUDENTIAL

================================================================================

                          THE PRUDENTIAL MEDLEY PROGRAM

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2000

                                         ONE      FIVE       TEN     INCEPTION
                                        YEAR      YEARS     YEARS       DATE
                                        -----     -----     -----    ---------
VCA-10 CAPITAL GROWTH ACCOUNT

Without Sales Charge(1)                 8.10%     11.68%   14.26%      8/82
With Maximum Sales Charge(2)            1.86%     11.26%   14.19%      8/82

VCA-11 MONEY MARKET ACCOUNT(3)

Without Sales Charge(1)                 5.63%     4.87%     4.42%      8/82
With Maximum Sales Charge(2)            -.48%     4.44%     4.35%      8/82
The current seven-day yield
  on December 26, 2000 was 5.77%

VCA-24(4)

WITHOUT SALES CHARGE(1)
Diversified Bond Account                8.94%     4.97%     7.02%      5/83
Government Income Account(6)           11.88%     5.25%     6.90%      5/89
Conservative Balanced Account          -1.22%     7.84%     8.83%      5/83
Flexible Managed Account               -2.14%     8.62%    10.57%      5/83
Stock Index Account(1)                 -9.68%    17.16%    16.19%     10/87
Equity Account                          2.50%    12.55%    15.19%      5/83
Global Account(7)                     -18.28%    13.30%    11.69%      9/88

WITH MAXIMUM SALES CHARGE(2)
Diversified Bond Account                2.93%     4.62%     7.01%      5/83
Government Income Account(6)            5.87%     4.92%     6.89%      5/89
Conservative Balanced Account          -7.26%     7.52%     8.81%      5/83
Flexible Managed Account               -8.20%     8.30%    10.55%      5/83
Stock Index Account(5)                -15.73%    16.92%    16.18%     10/87
Equity Account                         -3.66%    12.20%    15.15%      5/83
Global Account(7)                     -24.28%    13.06%    11.69%      9/88


These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

(1) The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source: Prudential

(2) The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%, and "10 Year or Since Inception", 0%.
The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

(3) For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account.

(4) The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they become part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

(5) Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

(6) Shares of this account are not issued or guaranteed by the U.S. Government.

(7) Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

                                            Annual Report     December 31, 2000
--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------
3    Letter to Contract Owners

4    Commentary and Outlook

8    VCA-10 CAPITAL GROWTH ACCOUNT
9    Financial Statements

17   VCA-11 MONEY MARKET ACCOUNT
19   Financial Statements

28   THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS VCA-24
37   Conservative Balanced Portfolio
38   Diversified Bond Portfolio
39   Equity Portfolio
40   Flexible Managed Portfolio
41   Global Portfolio
42   Government Income Portfolio
43   Stock Index Portfolio

THE PRUDENTIAL SERIES FUND, INC.

A1   Financial Statements
B1   Schedule of Investments
C1   Notes to Financial Statements
D1   Financial Highlights
E1   Report of Independent Accountants


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24(VCA-24), The MEDLEY Program, VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2000, please call the telephone number on the back of this report.

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

The Prudential Medley Program                 Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Letter to Contract Owners
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

This annual report reviews the performance of the portfolios in your variable annuity contract available through Prudential.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/ DAVID R. ODENATH, JR.
----------------------------
David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2001
The Prudential Variable Contract Accounts VCA 10; 11



[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."


CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.

The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

The Prudential Medley Program                 Annual Report   December 31, 2000
- ------------------------------------------------------------------------------

   Equity Commentary
--------------------------------------------------------------------------------

2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominated the market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.

HOW THE SECTORS PERFORMED

 o Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

 o Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

 o Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

 o Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment-- left many customers with no pressing need to upgrade further.

 o Two economically sensitive sectors--consumer cyclicals and basic materials--suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

 o In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.


          Performance of U.S. Market Sectors Through December 31, 2000

                                       [GRAPH]
                         One Year
                         --------
                         Technology             (39.9)%
                         Energy                  14.1%
                         Capital Goods            3.5%
                         Utilities               59.7%
                         Communication Services (38.8)%
                         Basic Materials        (12.5)%
                         Consumer Cyclicals     (20.2)%
                         Healthcare              35.9%
                         Consumer Staples         5.3%
                         Financials              26.1%
                         Transportation          18.5%



           S&P 500 Index Sector Weightings Through December 31, 2000

                                    [GRAPH]



                           Technology            21.8%
                           Financials            17.3%
                           Healthcare            13.4%
                           Consumer Staples      11.5%
                           Capital Goods          8.6%
                           Consumer Cyclicals     7.8%
                           Energy                 6.4%
                           Communication Services 5.5%
                           Utilities              3.8%
                           Basic Materials        3.1%
                           Transportation         0.7%



Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program                 Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Equity Outlook
--------------------------------------------------------------------------------

COMBINATION OF FACTORS HURT 2000 MARKET

Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.

FOCUS ON THE FUNDAMENTALS

Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.

OUTLOOK POSITIVE FOR GLOBAL STOCKS

Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.

The Prudential Medley Program                 Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Bond Commentary
--------------------------------------------------------------------------------

U.S. BOND MARKET TROUNCED STOCK MARKET

Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

INVESTOR DEMAND PROMPTS TREASURY RALLY

Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Performance of Fixed-Income Market Indexes Through December 31, 2000

                                    [GRAPH]

                                    One Year

                     Global (U.S. dollar) Index        1.43%
                     U.S. Mortgage-Backed Securities  11.16%
                     Emerging Markets                 13.73%
                     U.S. Treasuries                  13.52%
                     U.S. Aggregate Index             11.63%
                     U.S. Corp. Investment Grade       9.39%
                     U.S. Municipals                  11.68%
                     U.S. Corporate High Yield       -(5.86)%


Source: Lehman Brothers as of December 31, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program                  Annual Report   December 31, 2000
--------------------------------------------------------------------------------

   Bond Outlook
--------------------------------------------------------------------------------

BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS

Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.


FED COURSE A POSITIVE FOR HIGH-YIELD BONDS

Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.


MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET

In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program                  Annual Report   December 31, 2000
--------------------------------------------------------------------------------

VCA-10 CAPITAL GROWTH ACCOUNT

MANAGED BY

Jeffrey Siegel / Bradley L. Goldberg / David Kiefer

"The question facing investors is whether the slowdown underway will result in a soft landing or a recession. Through the first half of 2001, strong stock selection will continue to be the key to uncertain markets. We remain positive about the energy sector, as we believe stock performance has yet to catch up to the gains achieved by the underlying commodities. Consequently, we are comfortable with our oil services and exploration and production stocks; we may buy more. We find telecommunications are now attractively priced, especially consumer services."

PERFORMANCE SUMMARY

                                          Six
Average Annual Returns                   Months     1-Year     3-Year     5-Year     10-Year
Capital Growth Acct. [VCA-10)(1)          8.55%      8.10%     1.69%     11.68%     14.26%
S&P 500 (2)                              -8.71%     -9.10%    12.26%     18.33%     17.44%
Lipper Multi-Cap Value Fund Avg.(3)       9.07%      8.84%     7.99%     13.72%     15.14%

In a year in which the S&P 500 fell 9.10%, the Portfolio's value orientation and the strong market turn toward value contributed to a positive 8.10% return. This was in line with the 8.84% Lipper Multi-Cap Value Fund Average.

PERFORMANCE REVIEW

The VCA-10 Account benefited substantially from the market turn away from technology and telecommunications services and toward utilities and energy. We had underweighted the former sectors and overweighted the latter. Aside from sector focuses, our performance was particularly enhanced by the returns on our financial holdings which averaged a significant gain over the year. A few outstanding contributors were Loews (property/casualty insurance) Washington Mutual (Savings and Loan), and Old Republic International (reinsurance). We took our profits on Washington Mutual.

In the energy and power utilities sectors, our stock selection improved returns in generally favorable markets. Coastal (natural gas and gasoline marketing), Exelon (electricity and natural gas delivery), Baker Hughes (oil services), and Devon Energy (exploration and production) were among the largest contributors to our return.

The market improved for healthcare stocks; our holdings of UnitedHealth Group, Wellpoint Health Networks, and Tenet Healthcare were among the Account's strongest performers.

Although we underweighted technology compared to the S&P 500, it remained our largest sector, so it helped that our holdings held up better than the average technology stock in the S&P 500. In particular, we sold our holdings in 3COM in time to record a substantial gain before the stock moved down. We also had an excellent return on Lockheed Martin. However, other technology and telecommunications stocks--including Loral Space & Communications, Computer Associates International, Global Crossing, and Sprint Fon--had substantial declines. We sold many of these by year-end.

                         $10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                              MONEY MARKET ACCOUNT
                         ONE-YEAR TOTAL RETURN FOR THE
                                 PAST 10 YEARS

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

                                                                 Dec. 2000
                                                                -----------
        Lipper Growth Funds ................................    $52,198.58
        S&P 500 ............................................    $49,913.86
        VCA-10 .............................................    $39,743.39

(1) The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

     For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

(2) The Salomon Brothers 3-month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the month return is derived by subtracting the original amount invested from the maturity value.

(3)  Six month returns are not annualized.

                        FINANCIAL HIGHLIGHTS FOR VCA-10
               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)


                                                              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
                                              2000        1999         1998        1997         1996
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ......................   $  .1108     $ .1232     $  .0956     $  .0757     $ .0657
------------------------------------------------------------------------------------------------------
EXPENSES
   For investment management fee .......     (.0173)     (.0172)      (.0177)      (.0154)     (.0118)
   For administrative expenses .........     (.0515)     (.0513)      (.0530)      (.0461)     (.0354)
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ..................      .0420       .0547        .0249        .0142       .0185
------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
   Net realized gain on investments ....      .4789       .2537        .8002       1.2761       .5085
   Net change in unrealized appreciation
     (depreciation) on investments .....      .0322      (.2814)     (1.0426)       .3841       .5682
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN UNIT
   ACCUMULATION VALUE ..................      .5531        .027       (.2175)      1.6744      1.0952
------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of year ...................     6.8222      6.7952       7.0127       5.3383      4.2431
   End of year .........................   $ 7.3753     $6.8222     $ 6.7952     $ 7.0127     $5.3383
------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS** ................       1.00%       1.00%        1.00%        1.00%       1.00%
------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ................        .60%        .79%         .36%         .24%        .39%
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ................         77%         82%          49%          47%         52%
------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   For Participants at end of year
   (000's omitted) .....................     50,430      63,330       80,431       83,261      91,532
------------------------------------------------------------------------------------------------------

*  Calculated by accumulating the actual per unit amounts daily.

** These calculations exclude Prudential's equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


  COMMON STOCK                                                        VALUE
  INVESTMENTS                                      SHARES           [NOTE 2A]
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
Lockheed Martin Corp.                              137,100         $ 4,654,545
--------------------------------------------------------------------------------
AUTO & TRUCK - 0.3%
Tower Automotive, Inc. (a)                         140,300           1,262,700
--------------------------------------------------------------------------------
AGRICULTURE - 0.6%
Monsanto Co.                                        76,200           2,062,163
--------------------------------------------------------------------------------
BANKING & FINANCIAL SERVICES - 6.8%
Bank of America Corp.                               84,700           3,885,613
Citigroup, Inc.                                    129,730           6,624,338
J.P. Morgan & Co., Inc.                            144,900           6,583,894
Fleet Boston Financial Corp.                        95,000           3,568,438
Providian Financial Corp.                           78,800           4,531,000
                                                                   -----------
                                                                    25,193,283
--------------------------------------------------------------------------------
CHEMICALS - 2.6%
Agrium, Inc.                                       170,500           2,493,563
Crompton Corp. (a)                                 287,900           3,022,950
Praxair, Inc.                                       97,200           4,313,250
                                                                   -----------
                                                                     9,829,763
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.6%
Convergys Corp. (a)                                135,500           6,139,844
--------------------------------------------------------------------------------
COMPUTER  HARDWARE - 4.4%
Compaq Computer Corp.                              253,500           3,815,175
Dell Computer Corp. (a)                            188,900           3,293,944
Hewlett-Packard Co.                                153,400           4,841,688
International Business
   Machines Corp.                                   53,200           4,522,000
                                                                   -----------
                                                                    16,472,807
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.7%
Compuware Corp. (a)                                215,000           1,343,750
Microsoft Corp. (a)                                120,100           5,224,350
Unisys Corp. (a)                                   240,400           3,515,850
                                                                   -----------
                                                                    10,083,950
--------------------------------------------------------------------------------
DIVERSIFIED INDUSTRIES - 2.5%
Minnesota Mining &
   Manufacturing Co.                                33,400           4,024,700
Tyco International Ltd.                             97,000           5,383,500
                                                                   -----------
                                                                     9,408,200
--------------------------------------------------------------------------------
ELECTRONICS - 3.4%
Micron Technology, Inc.                            111,600           3,961,800
National Semiconductor Corp. (a)                   149,280           3,004,260
SCI Systems, Inc. (a)                               88,500           2,334,188
Texas Instruments, Inc.                             73,100           3,463,113
                                                                   -----------
                                                                    12,763,361
--------------------------------------------------------------------------------
HEALTHCARE - 5.4%
HCA-The Healthcare Company                          93,100           4,097,331
Tenet Healthcare Corp. (a)                         104,600           4,648,163
UnitedHealth Group, Inc.                            71,800           4,406,725
Wellpoint Health Networks, Inc. (a)                 62,000           7,145,500
                                                                   -----------
                                                                    20,297,719
--------------------------------------------------------------------------------

  COMMON STOCK                                                        VALUE
  INVESTMENTS                                      SHARES           [NOTE 2A]
--------------------------------------------------------------------------------
HOTELS & MOTELS - 0.7%
Starwood Hotels & Resorts
  Worldwide, Inc.                                   78,500         $ 2,767,125
--------------------------------------------------------------------------------
INSURANCE - 9.2%
Allstate Corp.                                      82,700           3,602,619
Loews Corp.                                         75,100           7,777,544
Old Republic International Corp.                    91,400           2,924,800
Torchmark Corp.                                    172,800           6,642,000
Trenwick Group Ltd.                                226,650           5,623,753
XL Capital Ltd.(Class 'A' Stock)                    89,314           7,803,811
                                                                   -----------
                                                                    34,374,527
--------------------------------------------------------------------------------
MACHINERY - 1.3%
Caterpillar, Inc.                                   98,400           4,655,550
--------------------------------------------------------------------------------
MEDIA - 1.7%
AT&T Liberty Media Group, (a)                      203,400           2,758,613
Tribune Co.                                         88,400           3,734,900
                                                                   -----------
                                                                     6,493,513
--------------------------------------------------------------------------------
METALS - 2.6%
Alcoa, Inc.                                        167,900           5,624,650
BHP Ltd., ADR                                      154,800           3,250,800
The Carbide/Graphite Group, Inc. (a)               334,200             668,400
                                                                   -----------
                                                                     9,543,850
--------------------------------------------------------------------------------
NETWORKING - 2.5%
Cisco Systems, Inc. (a)                             77,300           2,956,725
Nortel Networks Corp.                               95,700           3,068,381
Tellabs, Inc. (a)                                   58.900           3,327,850
                                                                   -----------
                                                                     9,352,956
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 0.4%
Xerox Corp.                                        343,000           1,586,375
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION - 15.4%
Baker Hughes, Inc.                                 165,300           6,870,281
Coastal Corp. (Class 'A' Stock)                    140,800          12,434,393
Conoco, Inc.,                                      127,000           3,635,375
Devon Energy Corp.                                 108,300           6,603,051
Halliburton Co.                                    146,100           5,296,125
Kerr-McGee Corp.                                    56,837           3,804,527
Phillips Petroleum Co.                              88,900           5,056,188
Royal Dutch Petroleum Co., ADR                      63,500           3,845,719
TotalFinaElf S.A., ADR                              85,600           6,222,050
Transocean Sedco Forex, Inc.                        84,200           3,873,200
                                                                   -----------
                                                                    57,640,909
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 4.6%
Georgia Pacific Group                              171,700           5,344,163
International Paper Co.                            120,800           4,930,150
Mead Corp.                                          66,800           2,095,850
Temple-Inland, Inc.                                 91,000           4,879,875
                                                                   -----------
                                                                    17,250,038
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000

  COMMON STOCK                                                       VALUE
  INVESTMENTS                                      SHARES          [NOTE 2A]
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories                                101,285        $  4,905,992
American Home Products Corp.                        88,000           5,592,400
Eli Lilly & Co.                                     50,400           4,690,350
Schering-Plough Corp.                              116,800           6,628,400
Sepracor, Inc. (a)                                  51,600           4,134,450
                                                                  ------------
                                                                    25,951,592
--------------------------------------------------------------------------------
PHOTOGRAPHY - 1.5%
Eastman Kodak Co.                                  145,600           5,733,000
--------------------------------------------------------------------------------
RESTAURANTS - 1.9%
Darden Restaurants, Inc.                           317,600           7,265,100
--------------------------------------------------------------------------------
RETAIL - 1.7%
Target Corp.                                       191,900           6,188,775
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
ALLTEL Corp.                                        89,378           5,580,539
General Motors Corp.,
   (Class 'H' Stock) (a)                           145,000           3,335,000
Global Crossing, Ltd. (a)                          280,300           4,011,794
Nextel Communications, Inc. (a)                    142,800           3,534,300
SBC Communications, Inc.                            83,600           3,991,900
Worldcom, Inc. (a)                                 200,800           2,811,200
                                                                  ------------
                                                                    23,264,733
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.5%
Harris Corp.                                       123,200           3,773,000
Motorola, Inc.                                     166,300           3,367,575
Nokia Corp., ADR                                   217,700           9,469,950
                                                                  ------------
                                                                    16,610,525
--------------------------------------------------------------------------------
TOBACCO - 2.1%
Philip Morris Co., Inc.                            179,300           7,889,200
--------------------------------------------------------------------------------
UTILITIES - 2.8%
Exelon Corp.                                       149,400          10,489,374
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 97.7%
   (Cost: $332,618,912)                                           $365,225,477
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT           VALUE
                                                    (000)         [NOTE 2A]
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.6%
COMMERCIAL PAPER
American Express Financial Corp., 5.90%
    1/2/01
(Cost: $9,631,000)                                  $9,631        $  9,631,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
  (Cost: $342,249,912)                                            $374,856,477
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
    Cash                                                                   488
    Dividends and Interest Receivable                                  348,599
    Payable for Pending Capital Transactions                          (844,245)
    Payable for Investments Purchased                             $   (746,908)
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS - 0.3%                                          $ (1,242,066)
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                 $373,614,411
--------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
    Equity of Participants
    50,430,005 Accumulation Units at an
    Accumulation Unit Value of $7.3753                             371,934,361
    Equity of The Prudential Insurance
    Company of America                                               1,680,050
                                                                  ------------
                                                                  $373,614,411
================================================================================

The following abbreviations are used in portfolio descriptions:
     ADR - American Depository Receipts.
     S.A.- Sociedad Anomie (Spanish Corporation).
    (a) Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $50,872 foreign withholding tax)           $  5,653,332
  Interest                                                          434,771
--------------------------------------------------------------------------------
TOTAL INCOME                                                      6,088,103
--------------------------------------------------------------------------------
EXPENSES
  Fees Charged to Participants for Investment Management Fee        948,423
  Fees Charged to Participants for Administrative Expenses        2,845,694
--------------------------------------------------------------------------------
Total Expenses                                                    3,794,117
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,293,986
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized Gain on Investmento Transactions                      26,497,818
  Decrease in Unrealized Appreciation on Investments             (1,327,127)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                          25,170,691
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 27,464,677
================================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------
YEAR ENDED                                            DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------------------
NET OPERATIONS
  Net Investment Income                                $   2,293,986    $   3,815,161
  Net Realized Gain on Investments                        26,497,818       21,727,366
  Decrease In Unrealized Appreciation on Investments      (1,327,127)     (23,170,828)
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                             27,464,677        2,371,699
------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In                      33,483,274       57,561,612
  Withdrawals and Transfers Out                         (120,862,312)    (174,198,348)
  Annual Account Charges Deducted from
    Participants' Accounts                                   (78,078)         (89,020)
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                    (87,457,116)    (116,725,756)
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                       (170,329)         (83,117)
------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                             (60,162,768)    (114,437,174)

NET ASSETS
    Beginning of Year                                    433,777,179      548,214,353
------------------------------------------------------------------------------------------
    End of Year                                        $ 373,614,411    $ 433,777,179
==========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------
NOTE 1:   GENERAL

          The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.   SECURITIES VALUATION

          EQUITY SECURITIES

          Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

          FIXED INCOME SECURITIES

          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          SHORT-TERM INVESTMENTS

          Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

          B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          C. REPURCHASE AGREEMENTS

          Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities during the entire term of the agreement remains at least equal to the amount of the `loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and,

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

          if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

     D.   TAXES

          The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT AND CHARGES

     A. The Prudential Insurance Company of America ("The Prudential") furnished investment management services in connection with the management of the Account through September 28, 2000. Effective September 29, 2000, the VCA-10 Committee terminated the investment management agreement with The Prudential and entered into an investment management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to the investment management agreement, PIFM is paid the same investment management fee that The Prudential was paid. A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-10, is charged to the Account. Up to three quarters of this charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PIFM, is for investment management services.

          In accordance with the investment management agreement, The Prudential was responsible for all investment management services, selecting subadvisers and supervising the subadviser's performance of such services. Effective September 18, 2000, The Prudential entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). Prior to September 18, 2000, The Prudential had a subadvisory agreement with The Prudential Investment Corporation ("PIC"). Subsequent to appointment as manager to the Account, PIFM entered into a subadvisory agreement with Jennison on September 29, 2000.

          PIFM, Jennison and PIC are wholly owned subsidiaries of The
          Prudential.

     B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

     C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 2000 and 1999, Prudential has advised the Account that they received deferred sales charges of $10,900 and $10,420, respectively, imposed upon certain withdrawals from the Account.

NOTE 4:   PURCHASES AND SALES OF PORTFOLIO SECURITIES

          For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $287,757,678 and $388,703,118 respectively.

NOTE 5:   UNIT TRANSACTIONS

          The number of Accumulation Units issued and redeemed for the years ended December 31, 2000 and 1999 are as follows:

                                            2000        1999
              -------------------------------------------------
              Units issued               4,892,063   8,372,387
              -------------------------------------------------
              Units redeemed            17,791,631  26,439,756
              -------------------------------------------------

NOTE 6:   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

          The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/ (reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

NOTE 7:   RELATED PARTY TRANSACTIONS

          For the year ended December 31, 2000, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $3,042 in brokerage commissions from portfolio transactions executed on behalf of VCA-10.

NOTE 8:   PARTICIPANT LOANS

          Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

          Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

          For the year ended December 31, 2000, $1,986,315 in participant loans were withdrawn from VCA-10 and $1,585,424 of principal and interest was repaid to VCA-10. For the year ended December 31, 1999, $2,395,948 in participant loans was withdrawn from VCA-10 and $1,733,215 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2000, Prudential has advised the Account that it received $21,426 in loan origination fees.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 23, 2001

================================================================================

                         THE PRUDENTIAL MEDLEY PROGRAM
                               BOARD OF DIRECTORS

DAVID R. ODENATH, JR.                              W. SCOTT MCDONALD, JR., PH.D.
Chairman,                                          Vice President,
The Prudential Series Fund, Inc.                   Koludis Consulting Group
The Prudential Variable Contract
  Accounts 1O; 11

SAUL K. FENSTER, PH.D.                             JOSEPH WESER, PH.D.
President,                                         Vice President,
New Jersey Institute of Technology                 Interclass (international
                                                     corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call,

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:

                                     [logo]
                                 (800)778-2255
                         8 a.m. - Midnight Eastern Time

If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                     [logo]
                                 (888)778-2888
                          8 a.m. - 9 p.m. Eastern Time

================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available, capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far
East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. RUSSELL 2000 VALUE INDEX measures the performance of those Russell companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.


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Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the some last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                 --------------------
30 Scranton Office Park                                     |    PRSRT.STD.    |
Scranton, PA 18507-1789                                     |   U.S. POSTAGE   |
800) 458-6333                                               |      PAID        |
                                                            |    SUMMIT NJ     |
                                                            |   Permit #657    |
                                                            --------------------

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                               Printed in the U.S.A.              MD.RA.007.0301
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